™ JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S Engineering the Future of Cell and Gene Therapies 1 January 2023

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S Disclaimer 2 Forward Looking Statements This presentation contains forward-looking statements. Statements we make in this presentation may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “future,” “opportunity,” “proposed,” “targets,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. 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JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S Gene Circuits Multi-Arming Logic Gating (OR and NOT GATEs) Regulator Dial Smart Sensor to reprogram cells to sense, compute, and respond to disease Pioneering Smarter Next Generation Cell and Gene Therapies 3 Pipeline of CAR-NK Cell Therapies Diseases: blood cancers and solid tumors Gene Circuit advantages: multi-arming, selectivity and control Manufacturing: off-the-shelf, scalable with outpatient potential Platform Collaborations Precise gene therapy for eye, CNS and liver applications Targeted and controllable iPSC cell therapies for regenerative medicine Public June 2022 | Anticipated Cash Runway Through At Least Q1 2024 | Headquartered South San Francisco, CA CNS: Central Nervous System

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S Senti’s Gene Circuit Technology Has Broad Potential Across Modalities and Therapeutic Areas 4 Wholly-Owned Programs with Opportunities for Future Development Opportunities for Future Development and Additional Partnering Multi-Arming Logic Gating Regulator Dial Smart Sensor Blood cancers Solid tumors Regenerative medicine Blood cancers Solid tumors Immunology Blood cancers Solid tumors Liver diseases Eye diseases CNS NK cells T cells in vivo Gene Therapy iPSCs Gene Circuit Technology

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S Industry-Leading Management With Top-Tier Board and Scientific Advisors 5 Executive Team James Collins, PhD Scientific Co-Founder, MIT Wilson Wong, PhD Scientific Co-Founder, Boston University Ahmad (Mo) Khalil, PhD Boston University Martin Fussenegger, PhD ETH Zurich Scientific Advisors Michael Varney, PhD Erasca, Genentech Michael Kalos, PhD Arsenal, Janssen, Lilly Lawrence Fong, PhD UCSF Michael Andreeff, MD, PhD MD Anderson Cancer Center Robin Taylor, PhD, MBA SeaGen, Genentech Board of Directors David R. Epstein Seagen Inc. Omid Farokhzad, MD Seer Inc. Brenda Cooperstone, MD Pfizer Rare Disease James Collins, PhD Scientific Co-Founder, MIT Susan Berland Senior Financial Executive Ed Mathers NEA Tim Lu MD, PhD CEO & Co-Founder Tim Lu, MD, PhD CEO & Co-Founder Philip Lee, PhD CTO & Co-Founder Kanya Rajangam, MD, PhD Chief Medical and Development Officer (CMDO) Deb Knobelman, PhD CFO

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S CAR-NK Cell Therapy Pipeline 6

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S Gene Circuits Designed to Solve for Key Cell Therapy Challenges 7 Senti’s Gene Circuit Solutions Cancer Cell Therapy Challenges Lack of cell expansion and persistence Antigen escape and tumor heterogeneity Dirty targets (on-target, off-tumor toxicity) Immunosuppressive tumor microenvironment Multi-Arming Autocrine and paracrine activation with proprietary Calibrated Release IL-15 (crIL-15) and other complementary cytokines (e.g., IL-21) Bivalent activating CAR with OR Logic Gate Inhibitory CAR protects healthy cells with NOT Logic Gate Pulsed Calibrated Release IL-12 with small molecule- controlled Regulator Dial Logic Gating Logic Gating Regulator Dial

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S NK Cells Compare Favorably to T Cell Based Therapies 81 Lamers-Kok Journal of Hematology & Oncology 2022; 2 Bachier 2021 Capabilities Current Auto T Cells Off-the-shelf potential with broad patient accessibility Designed with Logic Gates to achieve enhanced selectivity and safety Engineered with enhanced persistence   N/A ✓ ✓ ✓ Senti’s CAR-NK Cells Engineered to stimulate the patient immune system  ✓ Scalable and cost-effective manufacturing process  ✓ Extensive clinical experience with allogeneic donor-derived unengineered NK cells1 • ~70 global peripheral blood derived unengineered NK cell therapy clinical trials1 • Well-tolerated (~500 patients clinical experience)2 o No (or minimal) CRS, neurotoxicity, GvHD • Anti-tumor activity observed in AML2 o 19% CR in 105 R/R AML patients aggregated from multiple trials Key limitations of unengineered NK cells Limited activity beyond AML, persistence, durability, donor variability and select single clinical center usage Senti’s Gene Circuit technology, proprietary expansion and cryopreservation processes and extensive donor selection address these limitations

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S 9 Peripheral Blood-Sourced NK Cells Provide Multiple Advantages for Next Generation CAR-NK Cell Therapies Features Cord Blood NK Cells NK Cell Expandability Potency and Function Genetic Engineering Increased expansion potential but smaller number of starting cells Similar expandability to peripheral blood iPSC-Derived NK-Like Cells GMP Process Maturity Peripheral Blood NK Cells Established methods for 1,000- 10,000-fold expansion in 14-21 days More immature repertoire of NK cells Unclear if identical to primary NK cells Full repertoire of functional and mature NK cells Well established protocols for genetic engineering iPSC engineering and clone selection with extensive pre-clinical characterization Well established protocols for genetic engineering Established unit operations for clinical process More complex, multistage process Well established unit operations for clinical process with defined path for commercial scaling process Clinical Experience Modest clinical experience with 30+ clinical trials using cord-derived NK cells Limited clinical experience - 4 clinical trials using iPSC derived NK cells Widely used NK cell source in clinical trials with 200+ clinical trials using peripheral NK cells Peripheral blood-sourced NK cells allow us to immediately leverage an established supply chain, a mature GMP process, and extensive clinical experience to develop our next generation CAR-NK cell therapies

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S Calibrated Release IL-15 (crIL-15) Increases Persistence and Activation of Both CAR-NK and Immune Cells in Tumor Milieu 10 0 1 2 3 4 5 0 1 2 3 4 5 6 7 8 9 Tu m o r C el l A b u n d an ce Days Vehicle Unengineered NK Cells crIL-15 CAR-NK Cells sIL-15 CAR-NK Cells sIL-15: secreted wild-type IL-15 0 2,000 4,000 6,000 sIL-15 CAR-NK crIL-15 CAR-NK Pa ra cr in e A ct iv it y (p ST AT 5 M FI ) Phospho STAT5 levels increased in T cells exposed to supernatant from either crIL-15 or sIL-15 CAR-NK cell culture crIL-15: IL-15 released by local proteases → autocrine and paracrine effects crIL-15 has paracrine activity and activates resting immune cells crIL-15 increases persistence of CAR- NK cells 0 0.2 0.4 0.6 0.8 1 0 5 10 15 20 25 V ia b le C e lls ( e6 ) Days in Culture crIL-15 increases CAR-NK serial killing compared to secreted IL-15 Cancer cells added Cancer cells added Cancer cells added crIL-15 CAR-NK Cells Unengineered NK Cells

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S Today’s Cell Therapies Are Largely Guided by Single CAR System and Limited to a Small Set of Potential Therapeutic Targets 11 Only ~5% of potential surface proteins have been utilized in CAR therapies On-target / off-tumor killing leading to poor therapeutic window Two key limitations of today’s cell therapies Heterogeneous antigen expression leading to tumor escape

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S Senti’s Gene Circuit Technology Has the Potential to Expand the Range of CAR Cell Therapies With Enhanced Efficacy and Precision 12 Expanding the range of potential therapeutics into the “empty” space Inhibitory CAR: NOT GATESenti’s next-gen capabilities Bivalent activating CAR: OR GATE

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S Senti’s Discovery Platform for Tumor-Associated Antigen and Protective Antigen to Generate Many Targets for New Logic Gated CAR-NK Candidates 13 52 31 Expression in tumor cells A B C 4 Healthy tissue expression of A Expression in tumor cells D E F 1 2 3 4 5 Healthy tissue expression of E RNA expression data Filter for cell surface expression Curation and experimental validation Tumor-Associated Antigen discovery Protective Antigen discovery TissuesPotential Tumor- Associated Antigens TissuesPotential Protective Antigens

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S Gene Circuits Can Vastly Expand the Universe of Cancer Targets and Tumors That Can Be Addressed With Cell Therapies 14 Heme Malignancies Solid Tumors N ee d f o r H ea lt h y C el l P ro te ct io n FLT3* CD33* CEA* Target GPC3* OR GATE to enhance efficacy and deepen response Multi-Arming +/- Regulator Dial to overcome immunosuppressive TME NOT GATE enables expansion to dirty targets Logic Gating Multi-Arming Gene Circuit Technologies * Senti’s disclosed CAR-NK targets Target Target Target Target TargetTarget Target Target Target Target Target Target Target Target Target Target Target CD19 BCMA Approved autologous CAR-T cell therapies Regulator Dial

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S Senti’s Next Generation CAR-NK Cell Therapy Pipeline Tackles Hard to Treat Cancers 15 Program Target Indications Discovery IND enabling Phase 1 Gene Circuits SENTI-202 CD33 and/or FLT3 AML, MDS and other blood cancers ✓ Multi-Arming: designed for enhanced efficacy ✓ crIL-15: autocrine and paracrine activation ✓ OR GATE: bivalent activation ✓ NOT GATE selectivity: healthy cell protection SENTI-401 CEA CRC and other solid tumors ✓ Multi-Arming: designed for enhanced efficacy ✓ crIL-15: autocrine and paracrine activation ✓ NOT GATE selectivity: healthy cell protection ✓ IL-21: sustained anti-tumor function SENTI-301A GPC3 HCC and other solid tumors ✓ Multi-Arming: designed for enhanced efficacy ✓ crIL-15: autocrine and paracrine activation Additional Programs Undisclosed Other tumors Program candidates integrate Multi-Arming, Logic Gating and/or Regulator Dial Gene Circuits 2H 2023 IND Potential for partnering or future clinical development

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S Manufacturing 16

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S Scalable Manufacturing to Support Off-The-Shelf CAR-NK Products 17 Lentivi rus Outpatient use potential Patient Isolate from selected donors Thaw and infuse Scalable ~21 Day Process NK Cells Selected Donor Gene Circuit Engineered CAR-NK cells Engineer CryopreserveExpand Off-The-Shelf Gene Circuits 1 2 3 4 5 Easy to thaw vials Final product harvested and cryopreserved >100 doses per batch NK cells isolated from peripheral blood of selected donors NK cells efficiently engineered with Gene Circuits High post-thaw potency

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S Senti Selects NK Cell Donors to Support Robust Cell Expansion 18 Senti screens and selects GMP donors using NK cell expansion and other functional attributes to minimize variability 1.E+08 1.E+09 1.E+10 1.E+11 1.E+12 1.E+13 1.E+14 1.E+15 0 10 20 30 40 To ta l N K C el ls f ro m S el ec te d S in gl e D o n o r Culture Time (Days) Senti process can potentially generate over 100 trillion NK cells from a single donor collection Preferred Donors 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 A B C D E F G H I J K L Fo ld E xp an si o n ( 2 1 D ay s) Donors

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S Senti’s Cryopreservation Process Retains High Potency of CAR-NK Products Supporting Multi-Country and Multi-Site Clinical Evaluation 19 0 10 20 30 40 50 60 70 80 90 100 Pre-Freeze Post-Thaw % V ia b le C el ls CAR-NK cell viability retained post-thaw in vitro Vehicle Cryopreserved CAR-NK Cells In vivo activity with cryopreserved CAR NK cells in MOLM13 AML NSG mouse model (10 days after single dose)

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S Pipeline Products 20

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S SENTI-202 for CD33 and/or FLT3 Expressing Blood Cancers 21 Multi-Armed, off-the-shelf, selective CAR-NK • OR GATE: bivalent CD33 and/or FLT3 activation → potential for deep and durable responses in acute myeloid leukemia (AML) and other blood cancers. • NOT GATE: inhibition by endomucin (EMCN) protective antigen selectively expressed on healthy hematopoietic stem cells (HSCs) → potential for improved safety and increased therapeutic window • crIL-15 → potential for increased persistence, autocrine and paracrine immune cell activation On track for IND in 2H 2023 LSCs: Leukemic Stem Cells

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S SENTI-202 Aims to Address Unmet Needs in FLT3 and/or CD33 Expressing Blood Cancers With a Focus on AML 22 7,860 7 20,216 Protein Coding Genes 40 2,611 Membrane proteins High expression in AML Low non-hematopoietic expression Manual curation FLT3 and CD33 2,152 112 Confirm high AML expression Low healthy tissue expression Optimization for AML subpopulation coverage Proven Targets • FLT3 and/or CD33 expressed in ~95% of AML • Targeting FLT3 and CD33 with an OR GATE has potential of increased efficacy and deeper remission, due to decreased likelihood of tumor antigen escape • Rigorous bioinformatics approach was used to identify CD33 and FLT3 as an optimal aCAR pair to provide broad coverage of blasts and LSCs Bioinformatics approach to identify aCAR pair

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S SENTI-202 Has Shown Robust Preclinical Activity Across Multiple AML / MDS Models 23 Broad in vitro killing of primary AML and MDS tumor cells In vivo suppression of tumor and increased mouse survival in MV4-11 AML NSG mouse model AML #1 0 10 20 30 40 50 60 70 80 90 100 Blasts LSCs Blasts LSCs Blasts LSCs Blasts % A M L/ M D S C e ll K ill in g Unengineered NK Cells SENTI-202 CAR-NK Cells AML #2 AML #3 MDS 0 20 40 60 80 100 0 20 40 60 80 100 P ro b ab ili ty o f Su rv iv al Days Post Tumor Implantation Vehicle Unengineered NK Cells SENTI-202 CAR-NK Cells Group Vehicle Unengineered NK Cells SENTI-202 CAR-NK Cells Median Survival (Days) 49 55 81.5 Vehicle Unengineered NK Cells SENTI-202 CAR-NK Cells Day: 7 28 34

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S SENTI-202 Preclinical Selectivity via Inhibitory CAR Binding Endomucin to Protect Healthy Primary Human HSCs 24 In vitro protection of healthy primary human HSC fraction expressing EMCN Endomucin was identified and validated by bioinformatics, flow cytometry, and functional assays, and is expressed on up to 76% of HSCs, but not on leukemic stem cells or blasts. 0 10 20 30 40 50 60 CD33 and/or FLT3 CAR-NK Cells SENTI-202 CAR- NK Cells % K ill in g (L e u ke m ia ) 0 5 10 15 20 25 30 35 40 45 50 CD33 and/or FLT3 CAR-NK Cells SENTI-202 CAR-NK Cells % K ill in g (E M C N + H SC s) I.V. injection Blood draw After 27 days N o rm al iz e d C o u n ts N o rm al iz e d C o u n ts N o rm al iz e d C o u n ts Unengineered NK Cells OR Gated CAR-NK Cells SENTI-202 CAR-NK Cells SENTI-202 CAR-NK Cells “Healthy” Cells Cancer Cells50:50 “Healthy” Cells Spared Cancer Cells Killed In vivo protection of EMCN+ model healthy cells

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S Proposed Phase 1 Study in R/R CD33+ and/or FLT3+ Malignancies With Focus on AML 25 Proposed Phase 1 study anticipated to enroll R/R CD33+ and/or FLT3+ heme malignancies • Modified “3+3” study design • Received at least 1 prior treatment including targeted agents if FLT3, IDH1/2 mutation+ • 2 of 3 patients at each dose level with AML • Disease specific expansion cohorts for AML and MDS Planned study endpoints • Safety, DLT, identify recommended Phase 2 dose • Efficacy using standard ELN 2022 criteria for AML and other disease specific consensus criteria • PK, pharmacodynamics including endomucin protection, immunogenicity Lymphodepletion Fludarabine Cyclophosphamide SENTI-202 2-3 dose levels of cells Efficacy Additional cycles+ -5 to -3 0 7 14 28Days Planned Study Treatment/ Cycle Planned data-driven seamless Phase 1 to pivotal design 1 Seer estimates High unmet need in patients with AML • 20,050 newly diagnosed AML patients in the US1 • 30.5% 5-year survival1

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S SENTI-401 for CEA Expressing Solid Tumors 26 Multi-Armed, off-the-shelf, selective CAR-NK • CEACAM5 (CEA) activating CAR → metastatic colorectal cancer (mCRC) and other solid tumors • NOT GATE: inhibition by VSIG2 antigen on healthy epithelial cells → potential for improved safety, increased therapeutic window and reduced on- target, off-tumor toxicity • crIL-15 → potential for increased persistence and autocrine and paracrine immune cell activation • IL-21 → construct to further potentiate persistence and efficacy of CAR-NK cells and to stimulate endogenous immune cells

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S Colorectal Cancer Gastric Cancer Lung Cancer Pancreatic Cancer Breast Cancer Colon/Rectum Pancreas Lung Stomach Esophagus Healthy Tissues With CEA Overexpression3 Tumor Types With CEA Overexpression3 SENTI-401 Aims to Address Unmet Needs in CEA Expressing Solid Tumors With a Focus on mCRC 271 Seer estimates, 2 Parkhurst, et al. 3 Median expression of tumor and normal samples in body map (Log2 (TPM+1) scale). Source: TCGA, Gtex and Nat Genetics 2020 [GSE132465] CEA is an attractive cancer target • CEA is overexpressed in several solid tumors, including CRC (~85-90% CEA+) as well as NSCLC, gastric and esophageal cancers • CEA-targeted adoptive T cell trials reported objective regression but also observed colitis potentially from on-target, off-tumor toxicity2 SENTI-401 is designed to target CEA expressing tumors while minimizing on-target, off-tumor toxicity using a NOT GATE High unmet need in patients with colorectal cancer • 151,030 newly diagnosed CRC patients in the US1 • 65.1% 5-year survival rate1

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S Robust Preclinical Activity With CEA CAR-NK Cells Multi-Armed With Both crIL-15 and IL-21 28 Arming CEA CARs with the combination of Senti’s proprietary crIL-15 and IL-21 results in improved anti-tumor activity of NK cells 1 Nature 2018 0 1 2 3 4 5 1 2 3 4 5 6 N o rm al iz ed T u m o r C e ll A re a Days Vehicle crIL15 + IL21 CEA CAR-NK Cells crIL15 + IL21 CEA CAR-NK Cells + TGFβ Cancer cells added Cancer cells added Cancer cells added Sustained serial killing with CEA CAR-NK cells expressing crIL-15 and IL-21 even in the presence of the immunosuppressive cytokine TGFb TGFb is an immunosuppressive tumor factor highly expressed in CRC, known to suppress immune activation and help tumor escape1 Vehicle crIL-15 CEA CAR-NK Cells crIL-15+IL21 CEA CAR-NK Cells Day: Sacrificed Sacrificed 4 7 28 111 207 Sacrificed 0 20 40 60 80 100 0 30 60 90 120 150 180 210P ro b ab ili ty o f Su rv iv al Days Post Tumor Implantation Vehicle crIL-15 CEA CAR-NK Cells crIL-15+IL21 CEA CAR-NK Cells 0 10 20 0 40 50 0 70 80 0 100 11 0 120 130 140 150 160 170 180 190 200 210 0 10 20 30 40 50 60 70 80 90 100 Days Post T P er ce nt s ur vi va l Overall survival PBS p<0.0001 PBS vs CAR crIL-15 IL-21 CAR_crIL-15 CAR_crIL-15-IL-21 ****

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S 0 20 40 60 80 100 CEA CAR-NK Cells CEA NOT VSIG2 CAR-NK Cells Ta rg et C el l K ill in g (% ) VSIG2- CEA+ VSIG2+ CEA+ Colorectal cancer CEACAM5 VSIG2 CEACAM5: 85-90% of CRC and 40-60% of other solid tumors including lung cancer1 VSIG2 was identified by bioinformatics using single cell RNA sequencing and validated as protective antigen with immunohistochemistry Healthy colon epithelium Decreased cell killing of VSIG2 expressing cells with addition of inhibitory CAR construct Green: VSIG2neg Red: VSIG2+ 98% protection Green: VSIG2- CEA+ Red: VSIG2+ CEA+ Senti’s Approach to Select Paired Target and Protective Antigens Translates to Rapid Preclinical Proof of Principle for Protecting Healthy VSIG2+ cells 291 Goldstein 2005

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S SENTI-301A for GPC3 Expressing Solid Tumors 30 Multi-Armed, off-the-shelf, selective CAR-NK • GPC3 activating CAR → hepatocellular carcinoma (HCC) and other solid tumors • crIL-15 → potential for increased persistence, autocrine and paracrine immune cell activation Pursuing strategic geographic partnerships to enable clinical development in areas with high HCC incidence such as in China

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S SENTI-301A Aims to Address Unmet Needs in GPC3 Expressing Solid Tumors With a Focus on HCC 31 GPC3 is an attractive cancer target • Glypican-3 (GPC3) is a membrane-bound protein normally expressed in fetal tissues such as liver and placenta. • After birth, GPC3 is not expressed in healthy liver tissue or other human organs but is overexpressed in different tumor types, notably in HCC (70-90% GPC3+)1 and other solid tumors (29-54%2 GPC3+) • Academic GPC3 CAR-T cell trials have shown promising activity but limited by CAR-T toxicities precluding multiple dosing and limited durability3 SENTI-301A is designed to target GPC3 expressing tumors • Aim to address unmet need in HCC as the initial focus given the lack of targeted therapies and lack of effective immunotherapies • Tackle multiple solid tumors with high GPC3 antigen expression via NKs multi-armed with GPC3 CAR and crIL-15 1 Zheng 2022, 2 Moek 2018, 3 Shi 2020 Squamous Cell Lung Carcinoma Hepatocellular Carcinoma Large Cell Lung Carcinoma Ovarian Clear Cell Carcinoma Differentiated Thyroid Cancer Common GPC3 expressing tumors

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S SENTI-301A Preclinical Anti-Cancer Activity 32 Group Vehicle Unengineered NK Cells SENTI-301A CAR-NK Cells Median Survival (Days) 48 49.5 93.5 Effective in vitro serial killing of HepG2 cell line 0 1 2 3 0 1 2 3 4 5 6 Tu m o r C el l A b u n d an ce Days Vehicle Unengineered NK Cells SENTI-301A CAR-NK Cells Cancer cells added Cancer cells added Cancer cells added 0 20 40 60 80 100 0 20 40 60 80 100 120 P ro b ab ili ty o f Su rv iv al Days Post Tumor Implantation Vehicle Unengineered NK Cells SENTI-301A Increased survival and response in HepG2 mouse model

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S Senti’s Regulator Dial Enables On-Demand Production of crIL-12 Controlled via Multiple Distinct FDA-Approved Small Molecule Oral Drugs 33 Dose-dependent, reversible crIL-12 controlled by GRZ in vivo Vehicle GRZ at 50 mg/kg GRZ at 100 mg/kg 1 10 100 1,000 10,000 100,000 0 mg/kg50 mg/kg100 mg/kg 0 mg/kg50 mg/kg100 mg/kg 0 mg/kg50 mg/kg100 mg/kg Se ru m c rI L- 1 2 ( p g /m L) Day 2 (GRZ ON) Day 9 (GRZ OFF) Day 11 (GRZ ON) DrugDrug Drug dose- dependent crIL-12 production CAR-NK activity suppressed by M2 macrophages → Activity restored by GRZ induced crIL-12 via Regulator Dial 0 20 40 60 80 1 G ra n zy m e B ( % ) 0.1 1.0 10.0 100.0 1,000.0 10,000.0 0 0.01 0.1 1 cr IL -1 2 p g /m L GRZ (uM) - + + + Cancer target cells - - + + M2 macrophages - - - + GRZ 0.1 1.0 10.0 100.0 1000.0 0 0.1 1 10 cr IL -1 2 p g /m L Endoxifen (uM)IL-12 is a well-known immuno- stimulatory cytokine • Increases NK and T cell activation and inhibits immunosuppressive cells such as tumor-associated macrophages • Responses noted with systemic administration of IL-121 IL-12 clinical use has been limited by toxicities • Regulator Dials control IL-12 production with FDA approved oral drugs such as grazoprevir (GRZ) and endoxifen (active metabolite of tamoxifen) • Opportunities for application across multiple solid tumor indications 1 Leonard 1997

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S Platform and Collaboration Opportunities 34

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S Multiple Platform Collaborations Extend Utility of Gene Circuits 35 Program Indications Gene Circuit Discovery IND enabling Phase 1 Rights Gene Therapies for Tissue-Directed Targets GC-1001/GC-1002 Eye Smart Sensor GC-1003/GC-1004 CNS Smart Sensor GC-1005 Liver Smart Sensor Cell Therapies for Regenerative Medicine GC-1101 Regenerative Medicine Regulator Dial GC-1102 Regenerative Medicine Regulator Dial GC-1103 Regenerative Medicine Smart Sensor

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S Two Collaborations to Develop Next Generation Cell and Gene Therapies 36 AAV Gene Therapy with Cell Type-Specific Smart Sensor AAV Capsid Therapeutic Payload Low payload expression in OFF Target cell type(s) Compact promoter size to accommodate therapeutic payload transgene within ~4.5 kb AAV vector Synthetic Promoter Performance Profile: High payload expression in ON Target cell type AAV Gene Therapy with Cell Type-Specific Smart Sensor Collaboration for gene therapies Example Gene Circuits Gene Circuit-Engineered “Smart” Regenerative Medicines Senti Synthetic Promoter iPSC- derived Disease-Specific Smart Sensor1 Therapeutic Payload 2 Regulator Dial + Therapeutic Payload Oral drugOFF ON Senti’s Synthetic Promoter Collaboration for cell therapies

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S Constitutive control promoter >100% strength of CAG ~10,000-fold specificity Iterative performance optimization Sp e ci fi ci ty (r at io O N :O FF t ar ge t ce ll lin es ) Strength (fraction of CAG, an industry standard constitutive promoter) Smart Sensor Promoters Are Designed to Address Key Challenges in Gene Therapy 37 Smart Sensor Promoter Data Senti’s Gene Circuit Solutions Gene Therapy Challenges Off-target tissue toxicity Sub-optimal therapeutic performance Enhance target tissue specificity and limit off-target tissue toxicity Improve expression and increase potency Smart Sensor Smart Sensor Smart Sensor Promoters enable next-generation gene therapy by: • Enhancing specificity to target tissue(s) (and thus limiting off-target tissue toxicities) and • Increasing strength, potentially enabling more efficacious therapies

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S Program 2022 Completed Milestones 2023 Anticipated Milestones SENTI-202 CD33 and/or FLT3 AML, MDS and other blood cancers Presented key preclinical data at ASH in December 2022 File IND application in 2H 2023 SENTI-401 CEA CRC and other solid tumors Presented preclinical data at SITC in November 2022 Present data at key scientific conferences SENTI-301A GPC3 HCC and other solid tumors Presented preclinical data at SITC in November 2022 Additional Programs Other tumors Initiated research work on additional CAR-NK pipeline programs Pre-clinical PoCs for additional pipeline candidates Manufacturing Initiated manufacturing activities and presented data at key conferences Completed Milestones and Upcoming Value Driving Milestones 38

JA N U A R Y 2 0 2 3 | SE N T I B IO SC IE N C E S Thank you 39